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Modification Agreement Cover Page
Bank of the Ozarks	Prepared by and return to: Johnston, Allison & Hord, P.A. (WCT) 1065 East Morehead Street Charlotte, North Carolina 28204
State of Florida	County of Miami-Dade
From:	TOTB NORTH, LLC (“Borrower”), with a mailing address of 2221 Olympic Boulevard, Walnut Creek, California 94595.
To:
BANK OF THE OZARKS (“Lender”), with a mailing address of 8201 Preston Road, Suite 700, Dallas, Texas 75225, which mailing address is the place to which all notices and communications should be sent to Lender regarding this Modification Agreement.

Effective Date:	November 17, 2014
Cross Reference to Recorded Documents Modified:

Mortgage, Security Agreement and Fixture Filing dated as of June 12, 2014, by Borrower to Lender, recorded with the Miami-Dade County, Florida Clerk of Circuit Court at Book 29193, Page 2582 on June 16, 2014; Assignment of Rents and Revenues dated as of June 12, 2014 by Borrower to Lender, recorded with the Miami-Dade County, Florida Clerk of Circuit Court at Book 29193, Page 2613 on June 16, 2014.

Original Principal Debt:	$21,304,000.00

NOTICE TO RECORDING CLERK:
 Documentary stamp tax in the amount of $74,564.00 and intangible tax in the amount of $42,068.00 were paid on the Mortgage, Security Agreement and Fixture Filing described herein dated June 12, 2014 and recorded June 16, 2014 with the Miami-Dade County, Florida Clerk of Circuit Court at Book 29193, Page 2582.

Documentary stamp tax in the amount of $45,500.00 and intangible tax in the amount of $26,000.00 on the TOTB Miami Loan (as such term is herein defined) are being paid in connection with the recording of a Mortgage, Security Agreement and Fixture Filing dated on or about the date hereof from TOTB Miami, LLC, in favor of Lender and intended to be recorded in the Public Records of Miami-Dade County, Florida.

Bank of the Ozarks	MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (“Modification Agreement”), effective as of November 17, 2014, is by and between TOTB NORTH, LLC (“Borrower”), with a mailing address of 2221 Olympic Boulevard, Walnut Creek, California 94595; BANK OF THE OZARKS (“Lender”), with a mailing address of 8201 Preston Road, Suite 700, Dallas, Texas 75225; and OWENS REALTY MORTGAGE, INC. and OWENS FINANCIAL GROUP, INC. (collectively, “Guarantor”).

A.
Borrower has made and issued to Lender its promissory note dated June 12, 2014, in the original principal amount of Twenty-One Million Three Hundred Four Thousand and No/100 Dollars ($21,304,000.00), which has a current principal balance of One Million Two Hundred Seventy Nine and 61/100 Dollars ($1,000,279.61), as amended, modified and/or restated from time to time (“Note”).

B.	The Note is secured and the security is generally described as follows:

Mortgage, Security Agreement and Fixture Filing dated as of June 12, 2014, by Borrower to Lender, recorded with the Miami-Dade County, Florida Clerk of Circuit Court at Book 29193, Page 2582 on June 16, 2014 (“Mortgage”); and

Assignment of Rents and Revenues dated as of June 12, 2014, by Borrower to Lender, recorded with the Miami-Dade County, Florida Clerk of Circuit Court at Book 29193, Page 2613 on June 16, 2014 (“Assignment of Rents”).

C.
As additional security for the Note, the Guarantor executed those certain documents entitled “Guaranty (Completion)”, “Guaranty (Repayment)”, and “Guaranty (Carveout)” dated June 12, 2014 in favor of Lender (collectively, the “Guaranty Agreements”).

D.
The Note, any security documents described in Recital B above and any other loan and security documents, including, without limitation, the Guaranty Agreements and that certain Construction Loan Agreement  between Borrower and Lender dated June 12, 2014 (the “Loan Agreement”), even if not listed in Recital B above, are hereinafter collectively referred to as the “Contract” and the Contract is hereby incorporated herein as a part of this Modification Agreement.

E.
Borrower understands that Lender’s willingness to extend that certain loan (the “TOTB Miami Loan”),  in the original principal amount of Thirteen Million and No/100 Dollars ($13,000,000.00) to TOTB Miami, LLC (“TOTB Miami”) is in exchange for Borrower’s agreement to the terms and conditions contained herein.  Borrower further acknowledges and agrees that it will receive a material and direct benefit from the TOTB Miami Loan.

F.
Lender and Borrower mutually desire to modify the provisions of the Contract in the manner hereinafter set out, it being specifically understood and agreed that, except as herein modified, the terms and provisions of the Contract and the individual instruments, documents and agreements that make up the Contract shall remain unchanged and the Contract, as herein modified, shall continue in full force and effect as therein and herein written.

NOW, THEREFORE, Lender and Borrower, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, do hereby agree as follows:

Section 1. Modification.  The Contract shall be, and the same is, modified in the following manner:

(a) The definition of the term “Indebtedness” in the Loan Agreement, Mortgage, and Assignment of Rents is hereby amended and restated in its entirety as follows:

“Indebtedness:  (i) The principal, interest and other sums evidenced by the Note or the Loan Documents; (ii) any other amounts, payments or premiums payable under the Loan Documents; (iii) the principal, interest and other sums evidenced by that certain promissory note from TOTB Miami to Lender dated November 17, 2014 in the original principal amount of $13,000,000.00 (the “Miami Note”) or the documents evidencing, securing, or relating thereto (together with the Miami Note, referred to herein collectively as the “Miami Loan Documents”); (iv) any other amounts, payments or premiums payable under the Miami Loan Documents; (v) such additional or future sums (whether or not obligatory), with interest thereon, as may hereafter be borrowed by or advanced from Lender, its successors or assigns, to the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured by the Lien Instrument (it being contemplated by Borrower and Lender that such future indebtedness may be incurred); (vi) any and all other indebtedness, obligations, and liabilities of any kind or character of Borrower to Lender, now or hereafter existing, absolute or contingent, due or not due, arising by operation of law or otherwise, direct or indirect, primary or secondary, joint, several, joint and several, fixed or contingent, secured or unsecured by additional or different security or securities, including indebtedness, obligations, and liabilities to Lender of Borrower as a member of any partnership, joint venture, trust or other type of business association or other legal entity, and whether incurred by Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise; and (vii) any and all renewals, modifications, amendments, restatements, rearrangements, consolidations, substitutions, replacements, enlargements, and extensions thereof, it being contemplated by Borrower and Lender that Borrower may hereafter become indebted to Lender in further sum or sums.  Notwithstanding the foregoing provisions of this definition, the Lien Instrument shall not secure any such other loan, advance, debt, obligation or liability with respect to which Lender is by applicable law prohibited from obtaining a lien on real estate.”

(b) The definition of the term “Obligations” in the Loan Agreement, Mortgage, and Assignment of Rents is hereby amended and restated in its entirety as follows:

“Obligations:  Any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower, Guarantor or any other Person or party to the Loan Documents or the Miami Loan Documents to Lender or others as set forth in the Loan Documents or the Miami Loan Documents, respectively.”

(c) The following is hereby added as an “Event of Default” under Section 7.1 of the Loan Agreement:

“(v) Any default or Event of Default shall occur under the Miami Note or the other Miami Loan Documents.”

(d) The following is hereby added to the end of Section 5.17(a) in the Loan Agreement:

“In the event the Lender approves a sale of the Mortgaged Property by Borrower, which approval shall not be unreasonably withheld, delayed or conditioned provided that the indebtedness evidenced by the Note and the Loan Documents is paid in full, the proceeds from such sale shall be applied to fully satisfy and discharge the indebtedness evidenced by the Note and the Loan Documents.  Any proceeds from such a sale in excess of the amount needed to fully satisfy and discharge the aforementioned debt shall be applied to reduce the indebtedness evidenced by the Miami Note and the Miami Loan Documents.”

(e) The last sentence in Section 6.7(b) of the Loan Agreement is hereby deleted and replaced with the following:

“Upon full payment of the Indebtedness secured hereby (or if earlier, the completion of the applicable conditions to release of each Reserve to Lender's satisfaction) or at such earlier time as Lender may elect, the balance in the Reserves then in Lender's possession shall be paid over to Borrower and no other party shall have any right or claim thereto.”

(f) Section 9.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Section 9.1.                      Survival of Obligations.  This Agreement and each and all of the Obligations shall survive the execution and delivery of the Loan Documents and the consummation of the Loan and shall continue in full force and effect until the Indebtedness shall have been paid in full and each and every of the Obligations shall well and truly have been performed; provided, however, that nothing contained in this Section shall limit the obligations of Borrower or Guarantor as otherwise set forth herein.”

(g) Section 12.6 of the Mortgage is hereby amended and restated in its entirety as follows:

“12.6           Covenants Running with the Land.  All Obligations contained in this Mortgage and the other Loan Documents and the Miami Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Mortgaged Property until the lien of this Mortgage has been fully released by Lender.”

(h) Recital C in the Assignment of Rents is hereby amended and restated in its entirety as follows:

“C.           Borrower desires to assign the Rents and Revenues to Lender as collateral security for (i) the Note, and (ii) that certain Promissory Note dated November 17, 2014 in the original principal amount of $13,000,000.00 from TOTB Miami, LLC to Lender.”

(i) The definition of “Event of Default” in the Assignment of Rents is hereby amended and restated in its entirety as follows:

“Event of Default:  Any happening or occurrence defined as an Event of Default in the Loan Documents or the Miami Loan Documents, beyond any applicable notice, cure and/or grace periods expressly provided for in the Loan Documents or the Miami Loan Documents, respectively.”

(j) The references to “Illinois law” in Sections 6.1(b) and 7.4 of the Assignment of Rents are hereby deleted and replaced with “Florida law.”

(k) The words “Owens Realty shall” in Sections 3.9(a) and 3.9(b) of the Guaranty Agreements are hereby deleted and replaced with the words “Guarantor shall collectively”.

Section 2. Effect of Modification.  Nothing contained in this Modification Agreement shall in any way impair the security now held for the indebtedness evidenced by the Contract or the lien priority thereof, nor waive, annul, vary or affect any provision, condition, covenant and agreement contained in the Contract, nor affect or impair any rights, powers and remedies under the Contract, except as herein specifically modified to do any one or more of the foregoing.  If any provision in this Modification Agreement shall be interpreted or applied by a court or other tribunal with personal and subject matter jurisdiction over the parties hereto and the Contract, as modified, so as to impair the security now held for the indebtedness or lien priority thereof, or do any one or more of any of the foregoing, such provision shall be ineffective to the extent it causes an impairment of such security or the lien priority thereof or causes any of such other consequences, or the application thereof shall be in a manner and to an extent which does not impair such security or the lien priority thereof, or result in the occurrence of any of the other consequences.  This Modification Agreement does not extend the expiration dates or enlarge the terms of any property, physical damage, credit and any other insurance written in connection with or financed by said Contract.

Section 3. Financing Statements.  Borrower irrevocably authorizes Lender to file such financing statements as may be necessary to protect, in Lender’s opinion, Lender’s security interests and liens and, to the extent Lender deems necessary or appropriate, to sign the name of Borrower with the same force and effect as if signed by Borrower and to make public in financing statements and other public filings such information regarding Borrower as Lender deems necessary or appropriate, including, without limitation, federal tax identification numbers, social security numbers and other identifying information.

Section 4. Lender’s Responsibilities.   Lender shall not have any obligation or responsibility to do any of the following: (1) protect and preserve any collateral and other security given or to be given in connection with the Contract, as herein modified, against the rights of third persons having an interest therein; (2) provide information to third persons relative to the Contract, as herein modified, Lender’s liens and security interests in any collateral and other security, or otherwise with respect to Borrower; and (3) subordinate its liens and security interests in any collateral and other security to the interests of any third persons or to enter into control agreements relative to such collateral and other security.

Section 5. Documentary Stamps, etc.  To the extent not prohibited by law and notwithstanding who is liable for payment of the taxes and fees, Borrower shall pay, on Lender’s demand, all intangible taxes, documentary stamp taxes, excise taxes and other similar taxes assessed, charged and required to be paid in connection with this Modification Agreement, and any future extension, renewal and modification of the Contract, or assessed, charged and required to be paid in connection with any of the loan documents which make up the Contract.

Section 6. Costs and Expenses.  All of the costs and expenses incurred by Lender in connection with this Modification Agreement shall be paid by Borrower upon the request of and at the time of demand for payment thereof made by Lender on Borrower.  As used herein, “costs and expenses” include, without limitation, reasonable attorneys’ fees and fees of legal assistants, and reasonable fees of accountants, engineers, surveyors, appraisers and other professionals or experts – and all references to attorneys’ fees or fees of legal assistants, or fees of accountants, engineers, surveyors, appraisers or other professionals or experts shall mean reasonable fees.

Section 7. Maintenance of Records.  Lender is authorized to maintain, store and otherwise retain this Modification Agreement and the other documents constituting the Contract in their original, inscribed tangible forms or records thereof in an electronic medium or other non-tangible medium which permits such records to be retrieved in perceivable forms.

Section 8. Waiver of Jury Trial.  Borrower, to the extent permitted by law, waives any right to a trial by jury in any action arising from or related to this Modification Agreement and waives any right to a trial by jury in any action or proceeding arising from or related to the Contract, as herein modified.

Section 9. Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the laws of the State of Texas, excepting, however, its conflict of law provisions and any matters with respect to the creation, perfection, validity and enforcement of any security interest or lien with respect to the Mortgaged Property, which shall be governed by Florida law.  For any dispute related to this Modification Agreement or the Contract, Borrower and Guarantor hereby consent to the exclusive jurisdiction of the state and federal courts located in Dallas County, Texas.

Section 10. Conditions Precedent.  Borrower agrees that the effectiveness of this Modification Agreement is conditioned upon Borrower’s and Guarantor’s (as required) delivery, performance and satisfaction of the following conditions precedent in form and substance satisfactory to Lender in its reasonable discretion:

(a) Execution of this Modification Agreement;

(b) Execution of the Miami Loan Documents;

(c) Borrower’s Authorization Resolutions; and

(d) Borrower and Guarantor shall execute and deliver such other documents and fees as the Lender may reasonably request from time to time, including documentation to confirm existing liens and the structure of existing indebtedness and to evidence or secure the loans evidenced by the Note and the Miami Note (collectively, the
 “Loans”).

Section 11. Representations and Warranties.  Borrower and Guarantor hereby represent and warrant to the Lender that:

Except as hereby specifically modified, amended, or supplemented, the Contract and the Guaranty Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

The business and properties of the Borrower and/or Guarantor are not, and since the date of the most recent financial reports thereof received by the Lender have not, been materially adversely affected as the result of any fire, explosion, earthquake, chemical spill, accident, strike, lockout, combination of workmen, flood, embargo, riot, or cancellation or loss of any major contracts;

Except as disclosed to the Lender in writing, no event has occurred and no condition exists which, either prior to or upon the consummation of the transactions contemplated hereby, constitutes an Event of Default or default under any of the Contract, either immediately or with the lapse of time or the giving of notice, or both; and

No defenses, offsets, counterclaims or other claims, legal or equitable, exist to the enforcement of the Contract in accordance with their respective terms.  Borrower and Guarantor for themselves, their heirs, successors, assigns, officers, shareholders, directors, managers and members each hereby waives, releases, and discharges Lender and its officers and agents from any and all defenses, offsets, causes of action, counterclaims or other claims, legal or equitable, relating to the Loans, the Contract, the Miami Loan Documents, the negotiation of the terms of the Loans, the management of the Loans, and any matter related thereto from the beginning of time to the date of this Modification Agreement.  It is not intended that the documents executed in connection with this Modification Agreement constitute a novation of the original Contract.

Section 12. Reservation of Rights; Entire Agreement.  Lender does hereby reserve all rights and remedies it may have against all parties secondarily liable for repayment of the indebtedness evidenced by the Contract. The Contract, as herein modified, contains the entire agreement of the parties and the undersigned do hereby ratify and confirm the terms of the Contract, all of which shall remain in full force and effect, as modified herein.  This Modification Agreement shall be binding upon any assignee and successor in interest of the parties hereto. Borrower waives and will not assert against any transferee and assignee of Lender any claims, defenses, set-offs and rights of recoupment which Borrower could assert against Lender, except defenses which Borrower cannot waive.  All references herein to the “Modification Agreement” include any supplemental agreements filed of record to reflect modifications of any of the instruments, documents and other agreements making up the Contract that are of record.

Section 13. Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart for each of the parties hereto.  Delivery by facsimile or e-mail by any of the parties hereto of an executed counterpart of this Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.  Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 14. Capitalized Terms.  All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Contract.

Section 15.   Reaffirmation of Guaranty. The undersigned Guarantor hereby acknowledges, agrees and consents to the terms and conditions of this Modification Agreement and any and all amendments and modifications thereto as may now exist or as may be hereafter executed by Borrower and Lender.  The undersigned Guarantor reaffirms its respective obligations under the Guaranty Agreements and confirms that the Guaranty Agreements remain in full force and effect, subject to no right of offset, claim or counterclaim and each reference in the Guaranty Agreements to the “Note” shall mean and include the Note, as amended hereby, and as the same may be further amended, restated, supplemented, replaced, substituted or otherwise modified from time to time.  The Guarantor hereby affirms that the Guaranty Agreements are not released, diminished or impaired in any way by the foregoing Amendment and are ratified and confirmed in all respects.

Section 16. Miscellaneous.  Borrower and Guarantor represent that no consent of any other person, firm or corporation, not a party hereto, is required for the execution and performance of the Modification Agreement and Borrower and Guarantor agree to indemnify and hold harmless Lender from and against any and all loss, damage or liability whatsoever, including reasonable attorney fees, arising out of Borrower’s or Guarantor’s failure to obtain consent of any person not a party hereto.

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TOTB North – Modification Agreement
667600

The undersigned have executed this Modification Agreement under seal as of the day and year first above stated.

LENDER: BANK OF THE OZARKS By: ______________________________ Name: Dan Thomas Title: President – Real Estate Specialties Group
STATE OF NORTH CAROLINA

COUNTY OF __________________

I, _____________________________, a Notary Public of the County and State aforesaid, certify that Dan Thomas, personally appeared before me this day and acknowledged that he is President-Real Estate Specialties Group of Bank of the Ozarks, an Arkansas state bank, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its duly authorized President-Real Estate Specialties Group.
WITNESS my hand and official seal this _____ day of November, 2014.

__________________________________________
Notary Public
[OFFICIAL SEAL]
__________________________________________
Print Name
Commission Expires:__________________________

667600

BORROWER: TOTB NORTH, LLC, a Florida limited liability company By: OWENS FINANCIAL GROUP, INC., a California corporation Its: Manager By: _________________________________ William C. Owens, President

STATE OF ____________________

COUNTY OF __________________

I, _____________________________, a Notary Public of the County and State aforesaid, certify that William C. Owens, personally appeared before me this day and acknowledged that he is the President of Owens Financial Group, Inc., a California corporation, as manager of TOTB Miami, LLC, a Florida limited liability company, and that by authority duly given and as the act of the limited liability company, the foregoing instrument was signed in its name by its duly authorized President.
WITNESS my hand and official seal this _____ day of November, 2014.

__________________________________________
Notary Public
[OFFICIAL SEAL]
__________________________________________
Print Name
Commission Expires: __________________________

667600

GUARANTOR:

OWENS REALTY MORTGAGE, INC., a Maryland corporation _________________________________ By: William C. Owens Title: President

STATE OF _____________________

COUNTY OF ___________________

I, _____________________________, a Notary Public of the County and State aforesaid, certify that William C. Owens, personally appeared before me this day and acknowledged that he is the President of Owens Realty Mortgage, Inc., a Maryland corporation, and that by authority duly given and as the act of corporation, the foregoing instrument was signed in its name by its duly authorized President.

WITNESS my hand and official seal this _____ day of November, 2014.

________________________________________
Notary Public
[OFFICIAL SEAL]

________________________________________
                    Print Name
Commission Expires: ________________________

667600

OWENS FINANCIAL GROUP, INC.,
a California corporation

_______________________________________
By: William C. Owens
Title: President

STATE OF _____________________

COUNTY OF __________________

I, _____________________________, a Notary Public of the County and State aforesaid, certify that William C. Owens, personally appeared before me this day and acknowledged that he is the President of Owens Financial Group, Inc., a California corporation, and that by authority duly given and as the act of corporation, the foregoing instrument was signed in its name by its duly authorized President.

WITNESS my hand and official seal this _____ day of October, 2014.

______________________________________
Notary Public
[OFFICIAL SEAL]

______________________________________
                    Print Name
Commission Expires: ______________________

667600